Delaware Group Adviser Funds
Delaware Diversified Income Fund

Supplement to the Fund's Statement of Additional Information
dated February 25, 2005 (as amended April 14, 2005)

Delaware Group Equity Funds I
Delaware Balanced Fund

Supplement to the Fund's Statement of Additional Information
dated February 25, 2005

Delaware Group Equity Funds V
Delaware Dividend Income Fund

Supplement to the Fund's Statement of Additional Information
dated March 30, 2005 (as revised August 1, 2005)

Delaware Group Government Fund
Delaware American Government Bond Fund
Delaware Inflation Protected Bond Fund

Supplement to the Funds' Statement of Additional Information
dated December 1, 2004 (as revised May 2, 2005)

Delaware Group Income Funds
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund

Supplement to the Funds' Statement of Additional Information
dated September 29, 2004

Delaware Group Limited-Term Government Funds
Delaware Limited-Term Government Fund

Supplement to the Fund's Statement of Additional Information
dated April 29, 2005

(each, a "Fund")

The following is added to the section "Investment Objectives and Policies" in the Statements of Additional Information for the Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund, and Delaware Limited-Term Government Fund, "Investment Restrictions and Policies" in the Statements of Additional Information for the Delaware Diversified Income Fund and Delaware Balanced Fund, and "Investment Policies" in the Statements of Additional Information for the Delaware American Government Bond, Delaware Dividend Income Fund and Delaware Inflation Protected Bond Fund:

Credit Default Swaps

Each Fund may enter into credit default swap ("CDS") contracts to the extent consistent with its investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Fund might use CDS contracts to limit or to reduce the risk exposure of the Fund to defaults of the issuer or issuers of the Fund's portfolio holdings (i.e., to reduce risk when the Fund owns or has exposure to such securities). A Fund also might use CDS contracts to create or vary exposure to securities or markets.

CDS transactions may involve general market, illiquidity, counterparty and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Fund's investments in the CDS contracts will be limited to 15% of the Fund's total net assets (except Delaware Limited-Term Government Fund, Delaware American Government Bond Fund, Delaware Dividend Income Fund, Delaware Inflation Protected Bond Fund and Delaware Balanced Fund will be limited to 10% of each Fund's total net assets). As the purchaser or seller of protection, a Fund may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

As the seller of protection in a CDS contract, a Fund would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a "Credit Event"). If a Credit Event occurs, a Fund generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contact, a Fund would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Fund would have credit exposure to the reference security (or basket of securities). A Fund will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

As the purchaser of protection in a CDS contract, the Fund would pay a premium to the seller of protection. In return, the Fund would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Fund if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Fund to terminate the CDS contract.

Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Fund's potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Fund's potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event occurs. CDS contracts do not involve the delivery of collateral to support each party's obligations; therefore, a Fund will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Fund would be successful in pursuing such remedies. For example, the counterparty may be judgment proof due to insolvency. A Fund thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

The following chart replaces the investment professionals chart in the section entitled "Officers and Trustees" on page 64 of the Statement of Additional Information for the Delaware Group Government Fund.

Name, Address and Birthdate	Position(s) Held with Delaware Group Government Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Steven R. Cianci 2005 Market Street Philadelphia, PA 19103-7094 May 12, 1969	Senior Vice President and Senior Portfolio Manager	10 Years	Mr. Cianci has served in various executive capacities at different times at Delaware Investments.
Paul Grillo 2005 Market Street Philadelphia, PA 19103 May 16, 1959	Senior Vice President and Senior Portfolio Manager	11 Years	Mr. Grillo has served in various capacities at different times at Delaware Investments

This supplement is dated October 26, 2005.